Exhibit 99.1

James L. Bromley

Andrew G. Dietderich

Christian P. Jensen

SULLIVAN & CROMWELL LLP

125 Broad Street

New York, NY 10004-2498

Telephone: (212) 558-4000

Facsimile: (212) 558-3588

Counsel to the Debtor

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

x
In re	:	Chapter 11
:
	:	Case No. 23-10367 (MG)
SVB FINANCIAL GROUP,[1]	:
:
Debtor.	:
:
x

NOTICE OF FILING OF REVISED SUPPLEMENTAL NOTES TO MONTHLY

OPERATING REPORTS FOR THE MONTHS ENDING

MARCH 31, 2023 AND APRIL 30, 2023

PLEASE TAKE NOTICE that on May 31, 2023, SVB Financial Group, as debtor and debtor-in-possession (the “Debtor”), filed the Debtor’s Monthly Operating Reports for the months ending March 31, 2023 [D.I. 298] and April 30, 2023 [D.I. 299] (collectively, the “Monthly Operating Reports”), and attached to each Monthly Operating Report certain supplemental notes (collectively, the “Supplemental Notes”).

PLEASE TAKE FURTHER NOTICE that on June 1, 2023, the Debtor withdrew the Supplemental Notes [D.I. 302].

PLEASE TAKE FURTHER NOTICE that the Debtor is refiling the previously filed Monthly Operating Reports with revised supplemental notes that supersede and replace the

[1]	The last four digits of SVB Financial Group’s tax identification number are 2278.

withdrawn Supplemental Notes. The Monthly Operating Reports are otherwise unchanged. The refiled Monthly Operating Report for the month ending March 31, 2023 is attached hereto as Exhibit A. The refiled Monthly Operating Report for the month ending April 30, 2023 is attached hereto as Exhibit B.

PLEASE TAKE FURTHER NOTICE that copies of filings made on the Court’s docket may be obtained from the Court’s website, https://ecf.nysb.uscourts.gov, for a nominal fee, or obtained free of charge by accessing the website of the Debtor’s claims and noticing agent, https://restructuring.ra.kroll.com/svbfg/.

Dated: June 30, 2023	/s/ James L. Bromley
New York, New York	James L. Bromley
Andrew G. Dietderich
Christian P. Jensen
SULLIVAN & CROMWELL LLP
125 Broad Street
New York, NY 10004
Telephone: (212) 558-4000
Facsimile: (212) 558-3588
E-mail: bromleyj@sullcrom.com
dietdericha@sullcrom.com
jensenc@sullcrom.com

Counsel to the Debtor

UNITED STATES BANKRUPTCY COURT
Southern DISTRICT OF New York
In Re. SVB Financial Group § Case No. 23-10367 § §
Debtor(s) §
Jointly Administered
Monthly Operating Report Chapter 11
Reporting Period Ended: 03/31/2023 Petition Date: 03/17/2023
Months Pending: 0 Industry Classification: 5 2 3 9 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0
Debtor’s Full-Time Employees (as of date of order for relief): 0
Supporting Documentation (check all that are attached):
(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)
Statement of cash receipts and disbursements
Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer
/s/ James L. Bromley James L. Bromley
Signature of Responsible Party Printed Name of Responsible Party
05/31/2023
Date
125 Broad Street, New York, New York 10004
Address
STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.
§ 1320.4(a)(2) applies.
UST Form 11-MOR (12/01/2021) 1

Debtor’s Name	SVB Financial Group	Case No.	23-10367

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative

a.	Cash balance beginning of month	$2,027,214,300

b.	Total receipts (net of transfers between accounts)	$4,030,642	$4,030,642

c.	Total disbursements (net of transfers between accounts)	$1,975,302,975	$1,975,302,975

d.	Cash balance end of month (a+b-c)	$55,941,966

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$1,975,302,975	$1,975,302,975

Part 2: Asset and Liability Status		Current Month
(Not generally applicable to Individual Debtors. See Instructions.)

a.	Accounts receivable (total net of allowance)	$1,982,085,855

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d	Total current assets	$2,653,509,253

e.	Total assets	$4,087,288,305

f.	Postpetition payables (excluding taxes)	$7,452,126

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$7,452,126

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$3,639,967,593

n.	Total liabilities (debt) (j+k+l+m)	$3,647,419,719

o.	Ending equity/net worth (e-n)	$439,868,587

Part 3: Assets Sold or Transferred		Current Month	Cumulative

a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)

a.	Gross income/sales (net of returns and allowances)	$2,769,139

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$2,769,139

d.	Selling expenses	$0

e.	General and administrative expenses	$1,836,448

f.	Other expenses	$15,563,473

g.	Depreciation and/or amortization (not included in 4b)	$183,406

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$5,920,000

k.	Profit (loss)	$-20,734,188	$-20,734,188

UST Form 11-MOR (12/01/2021)	2

Debtor's Name SVB Financial Group Case No. 23-10367

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Debtor’s Name SVB Financial Group Case No. 23-10367
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UST Form 11-MOR (12/01/2021) 4

Debtor’s Name SVB Financial Group Case No. 23-10367
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Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy)    Aggregate Total $0 $0 $0 $0
Itemized Breakdown by Firm
Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv
UST Form 11-MOR (12/01/2021) 5

Debtor’s Name SVB Financial Group Case No. 23-10367
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UST Form 11-MOR (12/01/2021) 6

Debtor's Name SVB Financial Group Case No. 23-10367

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name SVB Financial Group Case No. 23-10367

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ◉	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ◉	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ◉	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ◉	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

UST Form 11-MOR (12/01/2021) 8

Debtor's Name SVB Financial Group Case No. 23-10367

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Nicholas R. Grossi
Signature of Responsible Party

Nicholas R. Grossi
Printed Name of Responsible Party

Interim Chief Financial Officer, and/or Authorized Signatory
Title

05/31/2023
Date

UST Form 11-MOR (12/01/2021) 9

Debtor’s Name SVB Financial Group Case No. 23-10367
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UST Form 11-MOR (12/01/2021) 10

Debtor’s Name SVB Financial Group Case No. 23-10367
Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100
UST Form 11-MOR (12/01/2021) 11

Debtor’s Name SVB Financial Group Case No. 23-10367
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UST Form 11-MOR (12/01/2021) 12

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re SVB Financial Group	Case No. 23-10367 (MG)
Reporting Period: 3/17/2023 – 3/31/2023

Supplemental Notes to Monthly Operating Report

FACTUAL BACKGROUND

Debtor-in-Possession Financial Statements: On March 17, 2023 (the “Petition Date”), SVB Financial Group (the “Debtor”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtor’s case is administered under the caption In re SVB Financial Group, Case No 23-10367 (the “Chapter 11 Case”). The Debtor is continuing to operate its remaining businesses as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Debtor is filing its monthly operating report (the “MOR”) for purposes of complying with the monthly operating requirements applicable in the Debtor’s Chapter 11 Case. The financial information contained in the MOR is unaudited and limited in scope to only those items and disclosures required pursuant to the Bankruptcy Code. The MOR has been completed using generally accepted accounting standards (e.g., the Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations (ASC 852)). The MOR, however, is not a complete set of financial statements pursuant to generally accepted accounting principles (“GAAP”) as it does not include all disclosures and financial statements (e.g., statement of cash flow or statement of shareholders’ equity) which are required pursuant to GAAP. Additionally, the MOR includes certain cash-basis schedules (e.g., Part 1: Cash Receipts and Disbursements) which are not in accordance with GAAP.

The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate this financial information in light of the purposes for which it was prepared. The Debtor is not liable for and undertakes no responsibility to indicate variations from securities laws reporting.

Basis of Presentation: As discussed in greater detail in the Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 21] and Supplemental Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 43], on March 10, 2023, the California banking authorities closed Silicon Valley Bank (the “Bank”) and appointed the Federal Deposit Insurance Corporation as receiver (“FDIC-R”) of the Bank (the “Receivership”). The FDIC-R subsequently transferred all deposits and substantially all assets of Silicon Valley Bank to a newly created, FDIC-R-operated bridge bank, Silicon Valley Bridge Bank, National Association (“Bridge Bank”). Before the Receivership, the Debtor’s information management systems were primarily maintained by the Bank pursuant to a shared services agreement. As a result of the Receivership, the Debtor no longer operates the Bank and no longer has complete access to these systems. The Debtor is continuing to work with the FDIC-R, as well as First Citizens Bank & Trust Company (“FCB”), as successor-in-interest to Bridge Bank, to gain access to its books and records.

In addition, before the Receivership, the Debtor’s executive officers, its principal accounting officer and all members of its accounting and finance teams were employed by the Bank. All of these individuals have either resigned or became employees of Bridge Bank in connection with the Receivership. The Debtor has made reasonable efforts to supplement the information available to it with additional information concerning transactions that may not have been identified in the books and records to which it has access.

Records of prepetition assets and liabilities, including, among other things, liabilities owed by Debtor to its affiliates and FCB, are likely to be adjusted throughout the pendency of the Chapter 11 Case as claims are filed and items are approved by the Bankruptcy Court. The MOR and the Statement of Operations attached thereto, are an unconsolidated, stand-alone presentation of the Debtor’s assets and liabilities and income/loss. The financial results of Debtor’s subsidiaries not party to the Chapter 11 Case are included in part 2 e. of the MOR and Net Gain/(Loss) from Subsidiaries in the Statement of Operations.

Reporting Period: Unless otherwise noted herein or in the MOR, the MOR generally reflects the Debtor’s books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

NOTES TO MOR

Note 1: Reorganization Accounting

Accounting standard ASC 852 requires expenses and income directly associated with the Chapter 11 Case to be reported separately in the statement of operations as reorganization items, net. Reorganization items, net may include write-off of certain fees relating to debt obligations classified as Liabilities Subject to Compromise, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in liabilities subject to compromise. Reorganization items will be recorded as such costs are incurred and/or approved by the Bankruptcy Court.

Note 2: Investment Securities

Investment Securities primarily represent investments in venture capital and private equity funds, debt funds, private and public portfolio companies, including public equity securities held as a result of equity warrant assets exercised. The fair values of these investments totaling $483,191,464 are reflected in Part 2 d. of the MOR and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income.

Unconsolidated venture capital and private equity fund investments: Funds where ownership interest is typically less than 5% of the voting interests of each such fund and in which there is not the ability to exercise significant influence over the partnerships’ operating activities and financial policies. The unconsolidated venture capital and private equity fund investments are carried at fair value based on the fund investments’ net asset values per share as obtained from the general partners of the funds, adjusted for any contributions paid, distributions received from the investment, and significant fund transactions or market events during the reporting period.

Direct equity investments in private companies: The carrying value is based on the price at which the investment was acquired plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments. A range of factors is considered when adjusting the fair value of these investments, including, but not limited to, the term and nature of the investment, local market conditions, values for comparable securities, current and projected operating performance, exit strategies, financing transactions subsequent to the acquisition of the investment and a discount for certain investments that have lock-up restrictions or other features that indicate a discount to fair value is warranted.

Note 3: Due to/from FDIC-R

The Debtor has reflected the known cash balances of its operating accounts and Regulation W account that were on deposit at Bridge Bank as of the Petition Date (and previously at the Bank), as a receivable from the FDIC-R. The Debtor does not have access to its account information at Bridge Bank so it could not independently verify the exact amount of funds that were transferred to the FDIC-R, but has used the available information provided by FCB to reflect its best estimate of the amounts that are due to the Debtor. The amount due from the FDIC-R totaling $1,933,805,708 is reflected in Part 2 a. of the MOR.

Note 4: Warrants & Other Derivatives

In connection with negotiated credit facilities and certain other services that were offered by the Bank, the Debtor often acquired equity warrant assets giving the Debtor the right to acquire stock in private, venture-backed companies primarily in the technology, life science and healthcare industries subject to applicable regulatory limits and, in some cases, equity interests were retained in these companies following their initial public offering. The fair values of these warrants and investments totaling $392,646,192 are reflected in Part 2 e. of the MOR and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income. However, the timing and amount of changes in fair value, if any, of these financial instruments depends on factors beyond the Debtor’s control, including the perceived and actual performance of the companies or funds in which the Debtor invests, fluctuations in the market prices of the preferred or common stock of the portfolio companies, the timing of the receipt of relevant financial information from these companies, market volatility and interest rate fluctuations and legal and contractual restrictions. The valuation processes for warrants are as follows:

Equity warrant assets (public portfolio): Fair value measurements of equity warrant assets of publicly-traded portfolio companies are valued based on the Black-Scholes option pricing model. The model uses the price of publicly traded companies (underlying stock price), stated strike prices, warrant expiration dates, the risk-free interest rate and market-observable option volatility assumptions.

Equity warrant assets (private portfolio): Fair value measurements of equity warrant assets of private portfolio companies are priced based on a Black-Scholes option pricing model to estimate the asset value by using stated strike prices, option expiration dates, risk-free interest rates and option volatility assumptions. Option volatility assumptions used in the Black-Scholes model are based on public market indices whose members operate in similar industries as companies in the Debtor’s private company portfolio. Option expiration dates are modified to account for estimates to actual life relative to stated expiration. Overall model asset values are further adjusted for a general lack of liquidity due to the private nature of the associated underlying company. There is a direct correlation between changes in the volatility and remaining life assumptions in isolation and the fair value measurement while there is an inverse correlation between changes in the liquidity discount assumption and the fair value measurement.

Note 5: Lease Accounting – Right of Use Asset and Lease Liability

The Debtor has unexpired leases for real estate and equipment. At the inception of each lease, the lease is evaluated to determine whether the lease will be accounted for as an operating or finance lease.

ROU assets, totaling $98,143,238 as reflected in Part 2 e. of the MOR, represent the right to use an underlying asset for the lease term, and lease liabilities, totaling $130,233,434 as reflected in Part 2 m. of the MOR, represent the obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. As most leases do not provide an implicit rate, the incremental borrowing rate was used based on the information available at the commencement date in determining the present value of lease payments. The implicit rate is used when readily determinable. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Lease terms may include options to extend or terminate the lease when it is reasonably certain that such option will be exercised. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

The Debtor is in the process of assessing and obtaining approval from the Bankruptcy Court to assume or reject unexpired leases. The carrying value of the ROU asset and lease liability associated with any lease(s) that are rejected will be written off and recognized as Lease Rejection Costs within Reorganization Costs. The Debtor is also in the process of estimating damages associated with rejected leases. The lease rejection damages, along with the write-off of the related ROU asset and lease liability will be recorded in the financial statements as a prepetition claim in the month the Debtor receives a signed order approving any lease rejections.

Note 6: Investment in Subsidiaries

The primary subsidiary business operations of the Debtor during the reporting period are:

SVB Capital

SVB Capital is the venture capital and credit investment arm of the Debtor, which focuses primarily on funds management. SVB Capital manages over $9.5 billion of funds (“SVB Capital Funds”) on behalf of third party limited partner investors and, on a more limited basis, the Debtor. The SVB Capital Funds are comprised of pooled investment vehicles such as direct venture funds that invest in companies and funds of funds that invest in other venture capital funds, as well as debt funds that provide lending and other financing solutions. SVB Capital generates income for the Debtor primarily through investment returns (including carried interest) and management fees. The Debtor’s net investments in the SVB Capital Funds totaling $436,881,596 are reflected in Part 2 e. of the MOR.

SVB Securities

SVB Securities is an investment bank focused on the innovation economy and operates as a wholly owned subsidiary of the Debtor. SVB Securities provides investment banking services across all major sub-sectors of healthcare and technology. The net assets of SVB Securities totaling $487,108,655 are reflected in Part 2 e. of the MOR. For more information, please see https://restructuring.ra.kroll.com/svbfg/Home-Index and also see Note 10: Subsequent Events.

Note 7: Taxes

Taxes receivables reflect a reasonable estimate of current tax refunds due to the Debtor and continue to be evaluated for any required allocations or adjustments.

Note 8: Liabilities Subject to Compromise (Prepetition)

Due to the filing of the Chapter 11 Case on March 17, 2023, the payment of prepetition indebtedness is generally subject to compromise pursuant to a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-bankruptcy filing liabilities are stayed. The Debtor has been paying and intends to pay undisputed postpetition liabilities in the ordinary course of business. In addition, the Debtor may reject certain prepetition executory contracts and unexpired leases with respect to their operations with the approval of the Bankruptcy Court.

Prepetition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of secured status of certain claims, the values of any collateral securing such claims, or other events. The value of the claims that will ultimately be allowed by the Bankruptcy Court cannot be reasonably estimated until the evaluation, investigation and reconciliation of the filed claims has been completed. Any resulting changes in classification will be reflected in subsequent MORs.

Note 9: Questionnaire

The workers’ compensation policy that covered employees of FCB who previously performed services for the Debtor was terminated on May 1, 2023. The Debtor has obtained a new workers’ compensation policy through a professional employer organization.

Note 10: Subsequent Events

On April 27, 2023, the Debtor filed a motion seeking entry of orders, among other things, (i) scheduling auction(s) and sale hearing(s) and (ii) approving the sale(s) of SVB Securities free and clear of any liens, claims, interests, and encumbrances [D.I. 137]. On June 17, 2023, the Debtor and its non-debtor, wholly owned subsidiary, SVB Securities Holdings LLC (“Securities Holdings”), entered into an Interest and Asset Purchase Agreement (the “Purchase Agreement”) for the sale (the “Sale”) of 100% of the issued and outstanding membership interests of

SVB Securities LLC and SVB MEDACorp LLC, two wholly owned subsidiaries of Securities Holdings, and certain related assets of the Debtor and Securities Holdings. On June 29, 2023, the Bankruptcy Court conditionally approved the Sale subject to modifications to the release provisions in the Purchase Agreement. The closing of the Sale is also subject to the receipt of necessary regulatory approvals. For more information, see Notice of (I) Successful Bidder and (II) Filing of the (A) Purchase Agreement for the SVB Securities Business and (B) Proposed Sale Order [D.I. 335], filed by the Debtor on the Bankruptcy Court’s docket on June 18, 2023, and available at https://restructuring.ra.kroll.com/svbfg/Home-Index.

I declare under penalty of perjury that, in my reasonable belief, the foregoing supplemental notes to Monthly Operating Report are true and correct.

/s/ Nicholas R. Grossi

Nicholas R. Grossi

Title: Interim Chief Financial Officer

Date: June 30, 2023

Exhibit - 1
In re: SVB Financial Group	Case No.:	23-10367
	Reporting Period:	3/17/2023 - 3/31/2023

Statement of Operations

	SVB Financial Group
	3/17/2023 - 3/31/2023	Cumulative
Revenues
Investment Income	$481,341
Management Fees	2,287,797

Total Revenues	$2,769,139

Expenses
Compensation and Benefits	$(900,000)
Operating Expenses	(1,119,854)

Total Expenses	$(2,019,854)

Gain/(Loss) before Other Income (Expense)	$749,284

Other Income (Expense)
Net Gain/(Loss) from Subsidiaries[1]	$1,626,834
Net Gain/(Loss) on Investments[1]	(11,830,269)
Vesting of RSUs	(5,324,074)
Other Taxes and Fees	(27,037)
Other Non-Interest Expenses	(8,927)
Restructuring Charges	(5,920,000)

Total Other Expense, Net	$(21,483,473)

Net Gain/(Loss)	$(20,734,188)	$(20,734,188)

[1]	Includes both realized and unrealized gains / (losses).

UST Form 11-MOR (12/01/2021)	1